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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 1996
                                                         -------------


                    YAMAHA MOTOR RECEIVABLES CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE               33-72806, 33-94784              33-0592719
          --------               ------------------              ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBERS)              IDENTIFICATION NO.)



                             6555 KATELLA AVENUE
                              CYPRESS, CA  90630
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                   ----------------------------------------


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

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ITEM 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JUNE 15, 1996 Distribution Date for the Collection Period ending MAY 31, 1996. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    YAMAHA MOTOR RECEIVABLES CORPORATION
                    ------------------------------------
                                (Registrant)


Dated:  JUNE 15, 1996                  By:  Hiroshi Tanaka
                                            --------------
                                       Name:  Hiroshi Tanaka
                                       Title: Secretary and Treasurer


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                              INDEX TO EXHIBITS


                                                                 SEQUENTIALLY
 EXHIBIT                                                           NUMBERED
 NUMBER            EXHIBIT                                           PAGE
 -------           -------                                       ------------

  5.1 Monthly Servicer's Certificate with respect to the JUNE 15, 1996 Distribution Date for the Collection
            Period ending MAY 31, 1996.


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